UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-04692

Emerging Markets Growth Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

11100 Santa Monica Boulevard, 15th Floor

Los Angeles, California 90025

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (310) 996-6000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2013

Laurie D. Neat

Emerging Markets Growth Fund, Inc.

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copies to:

Rob Helm, Esq.

Dechert LLP

1900 K Street, N.W.

Washington, DC 20006-2009

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

Emerging Markets Growth FundSM Annual Report for the year ended June 30, 2013

Emerging Markets Growth Fund seeks long-term growth of capital and invests primarily in common stock and other equity securities of issuers in developing countries.

Fund results shown in this report are for past periods and are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, please call (800) 421-4989.

Investing in developing markets involves risks, such as significant currency and price fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund’s prospectus. Investments in developing markets have been more volatile than investments in developed markets, reflecting the greater uncertainties of investing in less established economies. Individuals investing in developing markets should have a long-term perspective and be able to tolerate potentially sharp declines in the value of their investments.

Emerging Markets Growth Fund is a U.S.-domiciled open-end interval fund and redeems on a monthly basis, as more fully described in its prospectus.

Contents

1	Letter to investors
2	Ten largest equity holdings
9	Investment portfolio
18	Financial statements
20	Notes to financial statements

Fellow investors:

Emerging markets stocks rose, supported by stimulus measures in developed markets in the last six months of 2012. But stocks retreated in the first half of 2013 amid concerns that the U.S. Federal Reserve might begin to reduce its quantitative easing program on signs of U.S. economic recovery. Investors also worried about weaker-than-expected economic growth in China and several other developing countries. For the 12-month reporting period ended June 30, 2013, the net asset value of Emerging Markets Growth Fund gained 3.9%, with distributions reinvested, while its benchmark, the unmanaged MSCI Emerging Markets Investable Market Index (IMI), advanced 3.7%. Emerging markets stocks lagged developed-market equities by a wide margin, with the unmanaged MSCI World Index climbing 18.6% for the period.

Technology stocks in the developing world jumped 13%, bolstered by demand for smartphones and other mobile devices. Several internet firms also rose considerably. Consumer-related firms advanced, especially Asian media and gaming companies. Financials registered solid gains as several banks recorded healthy earnings. On the other hand, materials and energy stocks declined as prices for most commodities fell and several major companies reported disappointing profits.

Market review

Global markets recovered in the second half of 2012 as policymakers tried to calm fears about the ongoing European debt crisis and slowing economic growth. Authorities in both developed and developing markets took steps to

Results at a glance

For periods ended June 30, 2013, with distributions reinvested

	Total returns		Average annual total returns
	6 months	1 year	3 years	5 years	10 years	Lifetime[1]

Emerging Markets Growth Fund	-8.6%	3.9%	0.4%	-0.9%	13.6%	14.8%
MSCI Emerging Markets IMI[2,3]	-8.9	3.7	3.4	0.2	13.9	11.3	[4]
MSCI Emerging Markets Index[3,5]	-9.6	2.9	3.4	-0.4	13.7	11.2	[4]

[1]	Since May 30, 1986.
[2]	Returns for the MSCI Emerging Markets Investable Market Index (IMI) were calculated using the MSCI Emerging Markets Index with dividends gross of withholding taxes from December 31, 1987 to December 31, 2000, and with dividends net of withholding taxes from January 1, 2001 to November 30, 2007, and using the MSCI Emerging Markets IMI with dividends net of withholding taxes thereafter.
[3]	The indices are unmanaged and, therefore, have no expenses.
[4]	The MSCI Emerging Markets Index did not start until December 31, 1987. As a result, the International Finance Corporation (IFC) Global Composite Index was used in lieu of the MSCI Emerging Markets Index from May 30, 1986 to December 31, 1987.
[5]	Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.

The total annual fund operating expense ratio was 0.73% as of the most recent fiscal year-end, and was 0.78% including “Acquired Fund” fees and expenses, as reflected in the prospectus dated August 29, 2013 (unaudited).

Percentage changes for markets and sectors are based on the MSCI Emerging Markets Investable Market Index, with results reflecting dividends net of withholding taxes, and are for the period ended June 30, 2013, unless otherwise noted. All returns and stock prices are reflected in U.S. dollars, unless otherwise noted.

Emerging Markets Growth Fund	1

10 largest equity holdings

	Percent of net assets as of 6/30/13	Percent of price change for the 12 months ended 6/30/13*
Industrial and Commercial Bank of China	2.2%	12.6%
Taiwan Semiconductor Manufacturing	2.2	35.3
Bharti Airtel	1.9	-10.8
Samsung Electronics	1.9	8.7
Hyundai Mobis	1.7	-1.3
MediaTek	1.5	25.5
Sberbank	1.4	6.7
CIMB Group Holdings	1.4	9.5
Hana Financial Holdings	1.3	-8.8
Bank of China	1.3	7.5
Total	16.8%

*	The percent change is reflected in U.S. dollars. The actual gain or loss on the total position in the fund may differ from the percentage shown.

support the global economy and inject liquidity into financial markets. China cut interest rates in July, while the European Central Bank indicated that it would take any necessary measures to preserve the euro. Meanwhile, the U.S. Federal Reserve unveiled new bond-buying programs, indicating that it would inject at least $85 billion into bond markets each month. Investors breathed another sigh of relief at the start of 2013 after U.S. legislators reached a last-minute deal on a package of tax hikes and spending cuts to avoid the fiscal cliff. U.S. stocks hit several unprecedented highs, with the unmanaged Standard & Poor’s 500 Composite Index climbing 20.6% for the reporting period.

European equities also gained despite flare-ups in the euro-zone debt saga, a deepening recession and record unemployment. Inconclusive Italian elections in February worried investors (Prime Minister Enrico Letta and his new cabinet took office in April). In March, the tiny island nation of Cyprus briefly shook financial markets, inspiring widespread protests before the government narrowly approved a €10 billion bailout package to rescue its crippled banking system. But neither event thwarted a rally that began with the European Central Bank’s July pledge to do “whatever it takes” to protect the euro.

In other developed markets, Japan’s stock market rose as the country’s central bank announced aggressive monetary easing to help revive the economy and tackle deflation following Shinzo Abe’s election as prime minister in December. The yen weakened considerably over the period, falling 20% and 22%, respectively, against the U.S. dollar and the euro.

Emerging markets struggled in the first half of 2013, in contrast to developed markets. Financial assets in the developing world fell particularly hard in May and June on concerns that the U.S. Federal Reserve might end its quantitative easing program sooner than anticipated. Developing market currencies fell sharply against the U.S. dollar in the last few months of the period as investors feared a potential reduction of U.S. stimulus. Commodity-related currencies posted severe declines, with the South African rand dropping 18% and the Brazilian real shedding 9% over the 12-month period. Currencies of countries with large current account deficits, such as India and Turkey, also slid, with both falling 6%.

Economic data in China disappointed, raising doubts about the pace of recovery. First-quarter GDP expanded 7.7%, compared with 7.9% in the previous quarter. The HSBC Purchasing Managers’ Index (PMI), which measures manufacturing activity in China, came in below 50 in May and June (a reading under 50 indicates contraction). The MSCI China IMI nonetheless rose 7% for the reporting period, lifted by technology, consumer and financial companies.

Several of China’s banks notched solid gains despite losing ground in June on escalating concerns about excessive credit creation outside the traditional banking system, referred to as “shadow banking.” A few large banking institutions reported healthy, albeit slower, profit growth even with increased provisions for bad loans. Property stocks also climbed against a backdrop of recovering home sales, with housing prices reaching their highest levels in two years by early 2013.

Elsewhere in Asia, Indian equities advanced 5% for the period. Stocks rallied in late 2012 after the government announced a series of economic reforms, including plans to allow foreign investors to buy larger stakes in supermarkets and airlines. But gains tapered off in 2013 amid lackluster economic growth and

2	Emerging Markets Growth Fund

Where the fund’s assets were invested

	Percent of net assets				MSCI EM IMI[1]	Value of holdings 6/30/13
	6/30/11	6/30/12	12/31/12	6/30/13	6/30/13	(in thousands)

Asia-Pacific
China	15.7%	16.9%	20.2%	18.2%	18.1%	$1,743,601
Hong Kong	2.4	3.7	2.9	3.5	—	336,681
India	9.5	8.1	7.9	9.0	6.6	855,049
Indonesia	3.3	2.3	2.1	2.0	3.4	193,833
Malaysia	3.8	2.9	3.1	3.7	4.2	354,109
Pakistan	.1	.1	.1	—	—	—
Philippines	.9	1.0	1.1	.9	1.1	84,455
Singapore	.8	.7	.4	.7	—	66,783
South Korea	10.5	11.3	12.6	10.0	14.8	955,378
Taiwan	6.0	6.3	7.2	5.7	12.9	546,015
Thailand	2.9	1.2	.6	2.0	3.0	189,831
	55.9	54.5	58.2	55.7	64.1	5,325,735

Latin America
Argentina	1.2	—	—	—	—	—
Brazil	9.4	7.3	7.5	7.1	10.8	681,773
Chile	.3	.4	.5	1.3	1.9	118,330
Colombia	.3	—	—	.4	1.0	36,562
Mexico	4.5	3.4	4.0	3.5	5.0	335,944
Peru	—	.2	.1	—	.4	—
Uruguay	.1	—	—	—	—	—
	15.8	11.3	12.1	12.3	19.1	1,172,609

Eastern Europe and Middle East
Czech Republic	.7	.3	—	—	.2	—
Hungary	.3	.2	—	—	.2	—
Israel	.9	.4	.5	.7	—	69,073
Oman	.2	.3	.4	.4	—	37,661
Poland	1.5	1.4	1.2	.7	1.5	64,771
Russia	8.3	7.9	7.7	7.0	5.2	665,433
Saudi Arabia	.6	1.2	.1	.1	—	9,896
Turkey	.6	.7	.3	.4	2.0	42,502
United Arab Emirates	.2	.4	.1	.2	—	22,818
	13.3	12.8	10.3	9.5	9.1	912,154

Africa
Morocco	.1	.1	.1	.1	.1	7,849
South Africa	3.1	2.6	1.7	1.2	7.3	114,464
	3.2	2.7	1.8	1.3	7.4	122,313

Other markets[2]
Australia	.9	.9	1.0	1.1		100,968
Austria	.2	.2	.3	.3		32,914
Canada	.8	.9	1.2	1.0		96,249
Italy	.1	.2	.2	.2		17,775
Luxembourg	—	—	.6	.8		75,636
Netherlands	—	.3	.4	.6		54,788
Switzerland	.2	.1	—	—		—
United Kingdom	3.4	3.8	4.1	3.5		339,184
United States of America	.9	1.6	2.1	3.1		297,640
	6.5	8.0	9.9	10.6		1,015,154
Multinational	.3	.3	.3	.4		32,587
Other[3]	1.8	4.8	5.0	4.9		472,592
Other assets less liabilities (including short-term securities and forward currency contracts)	3.2	5.6	2.4	5.3		510,801

Total net assets	100.0%	100.0%	100.0%	100.0%		$9,563,945

[1]	A dash indicates that the market is not included in the index. Source: MSCI.
[2]	Includes investments in companies incorporated in the region that have significant operations in emerging markets.
[3]	Includes securities in initial period of acquisition.

Emerging Markets Growth Fund	3

the sharp depreciation of the rupee. Consumer staples stocks rose, while retail loan growth helped support profits for several banks.

South Korean equities ended the period relatively flat amid sluggish economic growth and fears that a weaker yen would curb exports by making the won less competitive. The won appreciated 25% against the Japanese yen during the period. Automobile stocks slid over anxieties about the won’s relative strength and the impact of labor disputes on production. Meanwhile, weak demand eroded profits for construction-related firms. But technology stocks gained significantly in both South Korea and Taiwan, with heavyweights such as Samsung Electronics and Taiwan Semiconductor Manufacturing (TSMC) rising on strong earnings in the first half of the period. Samsung lost some momentum in 2013 on concerns that profits may have peaked, though TSMC continued to post robust results. Taiwanese stocks jumped 14% overall. Several Southeast Asian markets, such as Thailand and the Philippines, also realized double-digit gains, buoyed by enthusiasm about economic improvements. Malaysian equities climbed 16%, helped by optimism over election wins by the ruling Barisan Nasional party in May.

In Latin America, Brazilian stocks sank 11% against a backdrop of tepid economic growth and rising inflation. Brazil’s central bank raised the Selic rate by a total of 75 basis points in April and May — reversing a 525 basis-point easing cycle that began in August 2011. Brazil was one of a few countries to increase interest rates, as most emerging markets central banks eased monetary policy during the period. Massive protests erupted in Brazil in June, spurred by a 10-cent hike in bus and subway fares in several major cities. Demonstrations quickly spread, fueled by a broader range of troubles, including high taxes and limited public services. Commodity producers fell appreciably, with shares of oil heavyweight Petrobras sliding in response to weak profits and a dividend cut.

Mexican equities advanced 7%. The peso gained 3% against the U.S. dollar on an improving outlook for the U.S. economy and continued reform initiatives by the Mexican government. President Enrique Peña Nieto, who took office on December 1, 2012, continued to push structural reforms in a range of areas, including education, labor and telecommunications regulation. Infrastructure-related stocks posted especially sharp gains.

Turkish equities climbed 16% over the reporting period, though they slid in May and June amid violent anti-government protests aimed at Prime Minister Recep Tayyip Erdoğan. South African equities dropped 4%, weighed down by the double-digit depreciation of the rand. Meanwhile, Russian stocks lost 1%; commodity producers fell sharply, but consumer-related stocks advanced.

	12 months ended 6/30/13		6 months ended 6/30/13
Percent change in key markets*†	Expressed in U.S. dollars	Expressed in local currency	Expressed in U.S. dollars	Expressed in local currency

Asia-Pacific
China	7.2%	7.2%	-9.5%	-9.5%
India	4.6	11.4	-10.0	-2.4
Indonesia	14.3	20.8	7.0	10.2
Malaysia	15.8	15.2	6.5	10.0
Philippines	21.3	24.3	4.8	10.2
South Korea	.7	.5	-12.2	-6.3
Taiwan	14.3	14.6	2.3	5.6
Thailand	21.2	18.4	.9	2.3

Latin America
Brazil	-10.6	-2.2	-18.1	-11.7
Chile	-10.4	-9.7	-11.8	-6.8
Colombia	-7.3	.3	-19.2	-11.7
Mexico	6.5	3.3	-6.0	-5.7
Peru	-22.7	-22.8	-30.0	-29.7

Eastern Europe and Middle East
Czech Republic	-14.7	-15.3	-20.2	-16.2
Hungary	15.2	15.9	6.3	9.1
Poland	5.8	5.6	-15.5	-9.1
Russia	-1.0	-.2	-11.6	-6.3
Turkey	16.4	24.2	-8.1	-.6

Africa
Egypt	-10.9	2.3	-20.2	-12.6
Morocco	-8.2	-9.9	-6.4	-5.3
South Africa	-4.1	16.5	-14.8	-.3

Emerging Markets Growth Fund	3.9%		-8.6%

*	The market indices, which are based on the MSCI Emerging Markets IMI, are unmanaged and, therefore, have no expenses.
†	Results reflect dividends net of withholding taxes.

4	Emerging Markets Growth Fund

Portfolio review

The fund rose in value, outpacing the benchmark. Investments in the information technology and consumer sectors strongly contributed to fund returns. On the other hand, investments in materials and telecommunications services held back results.

The fund’s diverse range of investments in the information technology sector lifted portfolio results. Shares of Russian internet service provider Yandex climbed, fueled by hearty profits as the firm continued to take market share from Google. Delta Electronics, which has businesses in power supplies and industrial automation, also rallied sharply, supported by healthy earnings. Meanwhile, memory heavyweight SK Hynix surpassed earnings expectations as demand for semiconductor chips improved. Fund managers took some profits in technology stocks that have had strong runs in recent years, but continue to focus on a range of small-and mid-cap companies that they believe are likely to expand their businesses in competitive areas, including the production of lower cost smartphones as well as internet services and business process outsourcing.

Investments in the consumer areas further helped returns. Global consumer stocks with significant exposure to the emerging markets gained, including luggage company Samsonite International. Shares of China Mengniu Dairy jumped as it continued to develop operations in new lines of business. The country’s largest milk producer agreed to a joint venture with French giant Danone in May to increase yogurt sales in China. Danone hopes to benefit from greater access to China’s expanding market for dairy products, while Mengniu — one of several companies found to have distributed tainted milk products in 2008 — aims to strengthen its brand by partnering with a global firm known for high product safety standards. Elsewhere in Asia, India’s United Spirits registered triple-digit gains, boosted by increased sales of high-end whiskey and brandy. The world’s largest distiller, Diageo, acquired a controlling stake in the Indian drinks company to gain a greater foothold in the emerging markets, further lifting shares.

A number of other Asian consumer firms also supported fund results. Chinese auto parts maker Minth Group benefited from earnings improvements, while gaming conglomerate Sands China rose on solid profits; its new Sands Cotai Central resort in Macau generated strong revenue as it attracted more visitors from mainland China. Investments in Indonesian telecommunications and media firms climbed against a backdrop of robust consumer demand. Several Asian health care companies also advanced, including Malaysia’s IHH Healthcare and India’s Apollo Hospitals.

In the industrials sector, several Mexican infrastructure-related stocks benefited from signs of U.S. economic recovery and hopes for reform in Mexico as the new government took power. Meanwhile, shares of Singapore-based property developer and construction firm Yoma Strategic Holdings rallied sharply, spurred by increased sales of homes and land rights in Myanmar.

Several of the fund’s investments in the financials sector rose significantly, with Asian conglomerate AIA and Industrial and Commercial Bank of China both supported by solid profits. Shares of India’s ICICI Bank and private lender Kotak Mahindra climbed, helped by healthy loan growth.

Investments in a few commodity-related producers weighed on fund results. Mining stocks slid on lower metals prices and weaker demand from China. Several gold producers fell sharply. Metals giant Anglo American suffered from weak profits due to higher costs as well as concerns about mounting labor unrest in South Africa. Investments in China Shenhua Energy further detracted from results. Its share price declined on concerns about falling coal prices and a dimmer outlook for the industry given policy shifts in favor of cleaner energy. Shares of South Korea’s OCI also fell, with lower polysilicon prices weighing on earnings; OCI is the country’s biggest manufacturer of the material, which is used in solar cells.

Investments in several telecommunications providers further held back results. Shares of Bharti Airtel slid after the Indian wireless group posted weaker-than-anticipated profits; sluggish revenues from its African business and foreign exchange-related losses overshadowed improvements in its domestic business. Shares of Brazilian conglomerate Oi also declined. Investors were skittish about management changes as well as rising debt levels and heavy capital spending.

Outlook

Emerging markets assets fell sharply in the first half of 2013 as investors reacted to slowing growth in several key developing economies, concerns about weaker corporate earnings and the unwinding of the carry trade — spurred by the potential for reduced monetary stimulus. Managers believe that this may have been an overreaction. While emerging markets economies and corporate earnings could expand at a slower pace than in previous years, this is largely discounted in valuations in their view.

Emerging Markets Growth Fund	5

Economic growth is indeed showing signs of ebbing in several emerging markets, but longer term fundamentals appear to be intact. Emerging markets growth rates are nonetheless considerably higher than those of developed markets, with the International Monetary Fund forecasting a 5.4% rate of growth for emerging markets economies versus 2.1% for the developed world in 2014. Fiscal balances in many developing markets largely appear to be healthier than those of the major developed economies. Although a less accommodative stance by the U.S. Federal Reserve would make it more difficult for central banks to maintain loose monetary policies, they nonetheless have greater flexibility in providing both monetary and fiscal stimulus than they did in prior periods of market stress.

At the same time, the selloff in equities has led to lower valuations for a number of sectors and markets; valuations for developing-market stocks have fallen to the lowest levels in nearly a decade, creating pockets of opportunity. Against this backdrop, managers are investing in attractively valued mid-and small-cap stocks that they believe demonstrate strong long-term growth prospects. Many large-cap companies in the developing world are subject to government control or intervention, making it more difficult for their managements to maximize profits. Small-and mid-cap firms also tend to be less well researched on the whole, providing more opportunities for active managers to add value.

At more than 20% of the portfolio’s assets, Chinese and Hong Kong–listed companies continue to be a major area of emphasis. Despite the many challenges China faces, managers believe policy adjustments are likely to lead to more balanced, albeit slower, long-term economic expansion. While some of these adjustments may result in short-term volatility, the country’s new leadership is likely to take a measured approach to facilitating China’s transition to a more consumer-oriented economy, addressing issues such as pollution and the proliferation of unbridled credit creation. The portfolio emphasizes a range of investments in China, including consumer firms and attractively valued banks that seem poised for long-term growth. Real estate companies in China are another area of focus, as rising incomes are likely to lead to greater demand for higher quality housing.

On a sector basis, financial stocks make up more than 20% of the fund’s assets, with managers attracted to local banks as well as regional financial institutions in Asia. In general, stocks that are likely to benefit from increased consumer demand in emerging markets also feature prominently, including automobile, gaming and media firms. In addition, managers are adding to investments in several health care companies, particularly in Asia.

The potential for increased shale gas production in the U.S. combined with policy changes to limit coal production in China are likely to have a profound impact on global energy dynamics over the next 10 years. Energy stocks currently make up 9% of the fund’s assets. Managers continue to avoid large-cap energy producers, instead favoring smaller exploration and production firms as well as oil services companies.

Technology stocks also compose a significant portion of the portfolio. Earnings growth among technology companies has exceeded expectations in the last year, in contrast to other sectors in emerging markets. Managers have been selectively taking profits in technology companies that have had strong runs over the last few years and are concentrating on a few select firms that appear likely to outpace their peers in a range of industries, including the production of lower cost smartphones.

We believe that the emerging markets universe continues to offer attractive investment opportunities despite the potential for increased volatility in the coming months. We look forward to reporting to you again in six months’ time.

Sincerely,

Victor D. Kohn
President

August 21, 2013

6	Emerging Markets Growth Fund

The value of a long-term investment

How a $100,000 investment has grown

While notable for their volatility in recent years, financial markets have tended to reward investors over the long term. Active management — bolstered by experience and careful research — can add even more value. This chart shows how a $100,0001 investment in Emerging Markets Growth Fund (EMGF) grew from December 31, 1987 — the inception of the MSCI Emerging Markets (EM) Index — through June 30, 2013, the end of the fund’s latest fiscal year.

As you can see, the $100,000 would have grown to $3,060,813. This is significantly more than the $1,779,501 generated by the unmanaged MSCI EM Index.

Total returns (with all distributions reinvested for periods ended June 30, 2013)

	Cumulative total returns	Average annual total returns

1 year	3.95%	3.95%
5 years	–4.41	–.90
10 years	257.38	13.58

Results are for past periods and are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, please call (800) 421-4989.

[1]	The minimum initial investment for EMGF is $100,000.
[2]	Values are based on a $100,000 investment with distributions reinvested.
[3]	Returns for the MSCI Emerging Markets Index were calculated using the MSCI Emerging Markets Index with gross dividends from December 31, 1987 to December 31, 2000, and with net dividends from January 1, 2001 to November 30, 2007, and using the MSCI EM IMI with net dividends thereafter. The indices are unmanaged and, therefore, have no expenses.
[4]	For the period December 31, 1987 (inception of the MSCI EM Index), through June 30, 1988. EMGF began operations on May 30, 1986.

Emerging Markets Growth Fund	7

About the fund and its adviser

Emerging Markets Growth Fund was organized in 1986 by the International Finance Corporation (IFC), an affiliate of the World Bank, as a vehicle for investing in the securities of companies based in developing countries. The premise behind the formation of the fund was that rapid growth in these countries could create very attractive investment opportunities. It also was felt that the availability of equity capital would stimulate the development of capital markets and encourage countries to liberalize their investment regulations.

Capital International, Inc., the fund’s investment adviser, is part of Capital Group,SM one of the world’s most experienced investment advisory organizations, with roots dating back to 1931. The fund has been managed by Capital International or an affiliate since 1986. Capital Group employs a research-driven approach to investing and has a global investment research network spanning three continents. This network of analysts and portfolio managers travel the world scrutinizing thousands of companies and keeping a close watch on industry trends and government actions.

Capital Group has devoted substantial resources to the task of evaluating and managing investments in developing countries. It is an intensive effort that combines company and industry analysis with broader political and macroeconomic views. We believe that our extensive worldwide research capabilities and integrated global investment process continue to provide Emerging Markets Growth Fund with a competitive edge.

8	Emerging Markets Growth Fund

Investment portfolio June 30, 2013

	Equity securities			Bonds and notes		Percent of net assets
Sector diversification	Common stocks	Convertible stocks
Financials	24.4%	—%		—	%*	24.4%
Consumer discretionary	11.6	—		—	*	11.6
Information technology	11.4	—		—		11.4
Industrials	10.6	—		—		10.6
Energy	8.9	—		.1		9.0
Consumer staples	8.0	—		—	*	8.0
Materials	6.7	—		—		6.7
Telecommunication services	5.0	—		—		5.0
Health care	3.4	—	*	—		3.4
Utilities	2.8	—		—		2.8
Other	1.8	—		—		1.8
	94.6%	—	%*	.1%		94.7

Short-term securities						4.2
Other assets less liabilities (including forward currency contracts)						1.1
Net assets						100.0%

*	Amount rounds to less than .1%.

Equity securities	Shares	Value (000)
Asia-Pacific 55.7%
China 18.2%
Ajisen (China) Holdings Ltd. (Hong Kong)	15,283,000	$11,961
Anhui Conch Cement Co. Ltd.	9,624,054	20,980
Anhui Conch Cement Co. Ltd. (Hong Kong)	4,285,000	11,602
ANTA Sports Products Ltd. (Hong Kong)	25,486,000	22,344
Bank of China Ltd. (Hong Kong)	303,898,724	124,991
Baoxin Auto Group Ltd. (Hong Kong)	42,096,500	26,975
Beijing Enterprises Holdings Ltd. (Hong Kong)	13,408,000	96,549
Beijing Enterprises Water Group Ltd. (Hong Kong)	62,298,000	22,329
China Construction Bank Corp. (Hong Kong)	60,029,190	42,491
China High Speed Transmission Equipment Group Co., Ltd. (Hong Kong)[1]	60,551,600	27,559
China Life Insurance Co. Ltd.	4,794,557	10,694
China Life Insurance Co. Ltd. (Hong Kong)	10,315,000	24,471
China Longyuan Power Group Corp. Ltd. (Hong Kong)	19,425,000	20,136
China Mengniu Dairy Co. (Hong Kong)	33,404,000	119,515
China Petroleum & Chemical Corp. (Hong Kong)	121,798,800	85,742
China Power International Development Ltd. (Hong Kong)	99,684,000	37,401
China Resources Land Ltd. (Hong Kong)	30,041,000	82,113
China Shenhua Energy Co. Ltd.[1]	392,200	1,082
China Shenhua Energy Co. Ltd. (Hong Kong)	27,073,000	69,114
CSR Corp. Ltd. (Hong Kong)	94,817,000	55,746
ENN Energy Holdings Ltd. (Hong Kong)	1,386,000	7,389

Emerging Markets Growth Fund	9

Equity securities (continued)	Shares	Value (000)
Asia-Pacific (continued)
China (continued)
First Tractor Co. Ltd. (Hong Kong)	13,402,000	$7,378
Fu Ji Food and Catering Services Holdings Ltd. (Hong Kong)[1]	1,512,600	144
Guangdong Investment Ltd. (Hong Kong)	8,180,000	7,087
Haitian International Holdings Ltd. (Hong Kong)	27,935,000	40,843
Hengan International Group Co. Ltd. (Hong Kong)	1,293,000	14,087
Honghua Group Ltd. (Hong Kong)	92,306,000	31,776
Industrial and Commercial Bank of China Ltd.	10,092,300	6,610
Industrial and Commercial Bank of China Ltd. (Hong Kong)	324,121,761	204,352
Lenovo Group Ltd. (Hong Kong)	65,416,000	59,292
Longfor Properties Co. Ltd. (Hong Kong)	36,790,500	54,740
Mindray Medical International Ltd. (ADR)	553,200	20,717
Minth Group Ltd. (Hong Kong)	35,674,000	55,470
New Oriental Education & Technology Group Inc. (ADR)	706,200	15,642
Nine Dragons Paper (Holdings) Ltd. (Hong Kong)	60,753,200	39,478
Sany Heavy Equipment International Holdings Co. Ltd. (Hong Kong)	56,608,000	14,232
Shandong Weigao Group Medical Polymer Co. Ltd. (Hong Kong)	13,420,000	14,673
Shanghai Zhixin Electric Co., Ltd.	2,145,667	4,929
Shenguan Holdings Group Ltd. (Hong Kong)	69,352,000	32,279
Shenzhou International Group Holdings Ltd. (Hong Kong)	6,856,000	19,712
Sinofert Holdings Ltd. (Hong Kong)	119,654,000	20,055
Sinopharm Group Co. Ltd. (Hong Kong)	1,293,000	3,247
Weichai Power Co., Ltd. (Hong Kong)	21,029,040	62,089
Zhongsheng Group Holdings Ltd. (Hong Kong)	58,582,500	64,806
Zhuzhou CSR Times Electric Co., Ltd. (Hong Kong)	10,819,000	27,257
		1,742,079

Hong Kong 3.5%
AIA Group Ltd.	28,624,200	121,236
ASM Pacific Technology Ltd.	2,385,900	26,286
EVA Precision Industrial Holdings Ltd.	69,356,000	9,389
Goodbaby International Holdings Ltd.	33,974,000	13,491
Jardine Matheson Holdings Ltd.	181,200	10,963
Sands China Ltd.	12,664,400	59,680
SJM Holdings Ltd.	12,762,000	31,033
Stella International Holdings Ltd.	3,322,500	9,167
VTech Holdings Ltd.	337,600	5,158
Wynn Macau, Ltd.	18,569,600	50,278
		336,681

India 9.0%
Adani Enterprises Ltd.	16,387,800	56,823
Apollo Hospitals Enterprise Ltd.	2,445,932	43,360
Apollo Hospitals Enterprise Ltd. (GDR)[2]	467,600	8,289
Bharat Electronics Ltd.	380,971	8,182
Bharti Airtel Ltd.	37,770,027	185,435

10	Emerging Markets Growth Fund

	Shares	Value (000)
Asia-Pacific (continued)
India (continued)
Cox and Kings Ltd.	4,202,697	$8,830
Cox and Kings Ltd. (GDR)	453,204	952
HDFC Bank Ltd.	6,206,838	69,928
HDFC Bank Ltd. (ADR)	8,000	290
Hindustan Unilever Ltd.	80,986	797
Housing Development Finance Corp. Ltd.	5,336,521	78,941
ICICI Bank Ltd.	1,524,533	27,470
ICICI Bank Ltd. (ADR)	1,878,400	71,849
ITC Ltd.	1,730,680	9,446
Jain Irrigation Systems Ltd.	16,787,234	14,257
Kotak Mahindra Bank Ltd.	9,443,783	114,773
Larsen & Toubro Ltd.	1,817,385	43,058
Multi Screen Media Private Ltd. (acquired 5/15/00, cost: $107,294,000)[1,3]	284,195	23,511
PTC India Financial Services Ltd.[1]	13,988,936	3,025
Shopper’s Stop Ltd.	950,410	6,245
Sun Pharmaceutical Industries Ltd.	3,459,073	58,881
United Spirits Ltd.	229,258	8,363
VA Tech Wabag Ltd.[4]	1,584,552	12,344
		855,049

Indonesia 2.0%
PT Agung Podomoro Land Tbk[1]	479,240,500	18,590
PT Astra International Tbk	14,768,500	10,416
PT Bank Mandiri (Persero) Tbk, Series B	49,838,824	45,194
PT Bank Rakyat Indonesia (Persero) Tbk	48,029,000	37,504
PT Elang Mahkota Teknologi Tbk	49,762,000	29,581
PT Surya Citra Media Tbk	191,387,500	52,548
		193,833

Malaysia 3.7%
Bumi Armada Bhd.	59,602,700	73,195
CIMB Group Holdings Bhd.	51,757,398	135,638
Genting Bhd.	8,778,700	29,008
IHH Healthcare Bhd.[1]	53,544,200	66,941
IJM Corp. Bhd.	21,420,754	38,306
Naim Cendera Holdings Bhd.	7,878,200	9,874
StemLife Bhd.[4]	12,497,850	1,147
		354,109

Philippines 0.9%
Bayan Telecommunications Holdings Corp., Class A (acquired 2/12/98, cost: $1,850,000)[1,3]	724,790	—
Bayan Telecommunications Holdings Corp., Class B (acquired 2/12/98, cost: $616,000)[1,3]	241,431	—
Energy Development Corp.	287,440,350	38,525
International Container Terminal Services, Inc.	21,131,188	42,556
Philippine Airlines, Inc. (acquired 3/31/97, cost: $0)[1,3]	68,631,450	—
SM Investments Corp.	136,240	3,374
		84,455

Emerging Markets Growth Fund	11

Equity securities (continued)	Shares	Value (000)
Asia-Pacific (continued)
Singapore 0.7%
CapitaRetail China Trust	8,476,000	$9,429
Olam International Ltd.	15,173,868	19,634
Olam International Ltd., warrants, expires 1/29/18[1,2]	1,566,518	493
Yoma Strategic Holdings Ltd.[1]	51,852,000	37,227
		66,783

South Korea 10.0%
AMOREPACIFIC Corp.	54,243	43,459
Daum Communications Corp.[4]	803,173	55,488
Hana Financial Holdings	4,349,860	126,643
Hankook Tire Co., Ltd.	206,185	9,532
Hyundai Engineering & Construction Co., Ltd.	676,791	33,127
Hyundai Mobis Co., Ltd.	687,300	164,295
Hyundai Motor Co.	416,814	82,301
Korea Electric Power Corp.[1]	467,600	10,850
LG Household & Health Care Ltd.	48,898	23,891
OCI Co. Ltd.	778,320	91,323
Samsung C&T Corp.	129,039	6,090
Samsung Electronics Co., Ltd.	970	1,140
Samsung Electronics Co., Ltd. (GDR)[2]	302,240	176,207
SK hynix Inc.[1]	2,202,960	60,183
SK Telecom Co., Ltd.	385,302	70,849
		955,378

Taiwan 5.7%
ASUSTeK Computer Inc.	2,555,980	22,003
CTCI Corp.	23,931,000	43,597
Delta Electronics, Inc.	21,292,348	96,974
MediaTek, Inc.	12,412,000	144,326
Synnex Technology International Corp.	512,074	669
Taiwan Cement Corp.	15,646,000	19,263
Taiwan Semiconductor Manufacturing Co., Ltd.	56,267,568	208,390
Tripod Technology Corp.	4,999,433	10,793
		546,015

Thailand 2.0%
Advanced Info Service PCL	1,664,000	15,130
Bangkok Bank PCL, nonvoting depository receipt	16,873,200	110,982
Bank of Ayudhya PCL	17,941,112	20,536
Kasikornbank PCL, nonvoting depository receipt	7,012,100	43,183
		189,831

Latin America 12.3%
Argentina 0.0%
Grupo Financiero Galicia SA, Class B	5	—

12	Emerging Markets Growth Fund

	Shares	Value (000)
Latin America (continued)
Brazil 7.1%
Banco Bradesco SA, preferred nominative (ADR)	7,662,879	$99,695
Banco BTG Pactual SA, units	4,598,000	56,358
BRF – Brasil Foods SA, ordinary nominative	202,175	4,390
BRF – Brasil Foods SA, ordinary nominative (ADR)	816,700	17,730
Cia. de Concessões Rodoviárias, ordinary nominative	5,202,900	41,272
Cia. de Saneamento de Minas Gerais	278,200	4,488
Gerdau SA (ADR)	11,020,000	62,924
Hypermarcas SA, ordinary nominative	17,389,500	113,237
Itaú Unibanco Holding SA, preferred nominative (ADR)	3,198,540	41,325
Itaúsa – Investimentos Itaú SA1	71,487	269
Itaúsa – Investimentos Itaú SA, preferred nominative	2,625,904	9,756
Marfrig Alimentos SA, ordinary nominative[1]	12,900,700	43,362
Mills Estruturas e Serviços de Engenharia SA, ordinary nominative	3,194,700	43,253
Oi SA, ordinary nominative	4,246,381	8,373
Oi SA, ordinary nominative (ADR)	1,370,323	2,686
Oi SA, preferred nominative	3,203,989	5,629
Oi SA, preferred nominative (ADR)	28,360,219	51,048
QGEP Participações SA	7,958,500	39,590
Usinas Siderúrgicas de Minas Gerais SA – Usiminas, Class A, preferred nominative[1]	5,112,400	17,023
Wilson Sons Ltd. (BDR)	1,763,700	19,365
		681,773

Chile 1.3%
Enersis SA	16,189,523	5,317
Enersis SA (ADR)	3,240,650	53,017
Inversiones La Construcción SA	2,419,229	37,047
Ripley Corp SA	26,087,921	22,949
		118,330

Colombia 0.4%
CEMEX Latam Holdings, SA1	5,489,127	36,562

Mexico 3.5%
Arca Continental, SAB de CV	3,450,300	26,434
CEMEX, SAB de CV, ordinary participation certificates, units (ADR)[1]	4,594,925	48,614
Fibra Uno Administración, SA de CV	16,374,900	54,707
Grupo Comercial Chedraui, SAB de CV, Class B	2,663,300	9,843
Grupo Famsa, SAB de CV, Class A1	10,352,271	18,088
Grupo Financiero Inbursa, SAB de CV	15,533,523	34,310
Impulsora del Desarrollo y el Empleo en América Latina, SAB de CV, Series B-1[1]	38,043,876	90,285
Kimberly-Clark de México, SAB de CV, Series A	12,380,484	40,006
Minera Frisco, SAB de CV, ordinary participation certificate, Series A1[1]	4,185,866	12,476
Urbi, Desarrollos Urbanos, SAB de CV (Mexico)[1]	6,459,174	1,181
		335,944

Emerging Markets Growth Fund	13

Equity securities (continued)	Shares	Value (000)
Eastern Europe and Middle East 9.4%
Israel 0.7%
Bezeq – The Israel Telecommunication Corp. Ltd.	26,816,056	$35,827
Cellcom Israel Ltd.	1,181,533	10,929
Partner Communications Co. Ltd.	1,605,304	10,137
Partner Communications Co. Ltd. (ADR)	112,000	702
Shufersal Ltd.	3,233,940	11,478
		69,073
Oman 0.4%
bank muscat (SAOG)	2,436,203	3,695
bank muscat (SAOG) (GDR)	3,588,250	21,772
bank muscat (SAOG) (GDR)[2]	2,009,756	12,194
		37,661
Poland 0.7%
Bank Pekao SA	959,833	43,331
Telekomunikacja Polska SA	9,312,223	21,440
		64,771
Russia 6.9%
Baring Vostok Private Equity Fund, LP (acquired 12/15/00, cost: $6,140,000)[3,4,5,6]	11,783,118	38,784
Baring Vostok Private Equity Fund III, LP (acquired 3/30/05, cost: $18,086,000)[1,3,4,5,6]	23,126,061	41,582
Baring Vostok Private Equity Fund IV, LP (acquired 4/25/07, cost: $17,582,000)[1,3,4,5,6]	18,656,648	21,050
Baring Vostok Fund IV Supplemental Fund, LP (acquired 10/8/07, cost: $28,967,000)[1,3,4,5,6]	31,946,729	39,898
Etalon Group Ltd. (GDR)[1]	854,006	2,929
Etalon Group Ltd. (GDR)[1,2]	2,969,916	10,187
New Century Capital Partners, LP (acquired 12/7/95, cost: $951,000)[1,3,5]	5,247,900	2,094
OAO Gazprom (ADR)	9,260,826	60,936
OAO Lukoil (ADR)	1,951,305	112,005
OAO TMK (GDR)	498,114	5,728
OJSC Magnit	86,093	19,694
OJSC Magnit (GDR)	199,031	11,385
OJSC Pharmstandard (GDR)[1]	347,100	7,244
OJSC Rostelecom	8,316,033	21,628
OJSC Rostelecom (ADR)	1,511,727	23,961
Sberbank of Russia	48,656,855	138,465
Yandex NV, Class A1	3,564,300	98,482
		656,052
Saudi Arabia 0.1%
Almarai Co., PALMS issued by HSBC Bank plc, warrants, expires November 24, 2014 (acquired 3/20/12, cost: $8,847,000)[3]	524,567	9,896

Turkey 0.4%
Aktaş Elektrik Ticaret AŞ1	4,273	—
Coca-Cola Içecek AŞ, Class C	532,690	15,329
Enka Inşaat ve Sanayi AŞ	3,354,653	8,436
Türk Telekomünikasyon AŞ, Class D	4,818,504	18,737
		42,502

14	Emerging Markets Growth Fund

	Shares	Value (000)
Eastern Europe and Middle East (continued)
United Arab Emirates 0.2%
DP World Ltd.	1,472,133	$22,818

Africa 1.3%
Morocco 0.1%
Holcim (Maroc) SA, Class A	46,585	7,849

South Africa 1.2%
AngloGold Ashanti Ltd.	219,485	3,108
AngloGold Ashanti Ltd. (ADR)	1,403,697	20,073
Barloworld Ltd.	4,292,026	35,387
Impala Platinum Holdings Ltd.	995,334	9,364
Royal Bafokeng Platinum Ltd.[1]	1,207,405	5,374
Shoprite Holdings Ltd.	2,193,211	41,158
		114,464

Other markets 10.6%
Australia 1.1%
Oil Search Ltd.	14,282,287	100,968

Austria 0.3%
Vienna Insurance Group	708,593	32,914

Canada 1.0%
Barrick Gold Corp.	397,000	6,249
Centerra Gold Inc.	5,573,200	17,593
First Quantum Minerals Ltd.	4,881,433	72,407
		96,249

Italy 0.2%
Tenaris SA (ADR)	441,400	17,775

Luxembourg 0.8%
Samsonite International SA	31,404,600	75,636

Netherlands 0.6%
Fugro NV	1,010,584	54,788

United Kingdom 3.5%
Anglo American PLC	1,421,700	27,375
Gem Diamonds Ltd.[1]	296,355	612
Glencore Xstrata PLC	13,686,800	56,653
Global Ports Investments PLC (GDR)	1,984,210	26,410
Global Ports Investments PLC (GDR)[2]	801,841	10,672
Lonmin PLC[1]	1,218,200	4,714
Petra Diamonds Ltd. (CDI)[1]	11,927,344	20,808
Petropavlovsk PLC	1,242,741	1,701
Platmin Ltd.[1]	16,963,500	10,342
SABMiller PLC	1,907,291	91,451
Standard Chartered PLC	3,229,015	70,230
Tullow Oil PLC	1,196,507	18,216
		339,184

Emerging Markets Growth Fund	15

Equity securities (continued)		Shares	Value (000)
Other markets (continued)
United States of America 3.1%
Arcos Dorados Holdings, Inc., Class A		4,583,200	$53,532
Cobalt International Energy, Inc.[1]		2,396,900	63,686
Ensco PLC, Class A		1,049,600	61,003
Genpact Ltd.		6,206,863	119,419
			297,640

Multinational 0.4%
Capital International Private Equity Fund IV, LP (acquired 3/29/05, cost: $20,426,000)[3,4,5,6]		50,451,941	20,322
International Hospital Corp. Holding NV (acquired 9/25/97, cost: $8,011,000)[1,3,4]		609,873	1,305
International Hospital Corp. Holding NV, Class B, convertible preferred (acquired 2/12/07, cost: $3,504,000)[1,3,4]		622,354	1,332
Pan-African Investment Partners II Ltd., Class A, preferred (acquired 6/20/08 cost: $14,217,000)[1,3,4,5]		3,800	9,628
			32,587

Miscellaneous 4.9%
Equity securities in initial period of acquisition			470,021
Total equity securities (cost: $8,556,810,000)			9,039,670

Bonds & notes		Principal amount (000)
Asia-Pacific 0.0%
China 0.0%
Fu Ji Food and Catering Services Holdings Ltd. 0.00% convertible, 10/18/20[7]	CNY	93,400	1,522

Eastern Europe and Middle East 0.1%
Russia 0.1%
OAO TMK 5.25% convertible, 2/11/15		$9,400	9,381

Miscellaneous 0.0%
Bonds and notes in initial period of acquisition			2,571
Total bonds and notes (cost: $12,228,000)			13,474

Short-term securities
Corporate short-term notes 4.2%
Bank of Nova Scotia 0.07% due 7/8/2013		30,000	30,000
Bank of Tokyo-Mitsubishi UFJ Ltd. 0.14% due 7/8/2013		75,000	74,998
EI du Pont de Nemours & Co. 0.06% due 7/1/2013[2]		17,250	17,250
Exxon Mobil Corp. 0.07% due 7/1/2013		111,100	111,099
Sumitomo Mitsui Banking Corp. 0.11% due 7/8/2013[2]		95,100	95,097
Total Capital Canada Ltd. 0.08% due 7/8/2013[2]		14,700	14,700
Victory Receivables Corp. 0.15% due 7/8/2013[2]		35,000	34,999
Wal-Mart Stores, Inc. 0.07% due 7/8/2013[2]		28,000	28,000

Total short-term securities (cost: $406,144,000)			406,143
Total investment securities (cost: $8,975,182,000)			9,459,287
Other assets less liabilities (including forward currency contracts)			104,658

Net assets			$9,563,945

16	Emerging Markets Growth Fund

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933 (not including purchases of securities that were publicly offered in the primary local market but were not registered under U.S. securities laws). May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $408,088,000, which represented 4.27% of the net assets of the fund.
[3]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. These securities, acquired at a cost of $236,491,000, may be subject to legal or contractual restrictions on resale. The total value of all such securities was $209,402,000, which represented 2.19% of the net assets of the fund.
[4]	This issuer represents investment in an affiliate as defined in the Investment Company Act of 1940. This definition includes, but is not limited to, issuers in which the fund owns more than 5% of the outstanding voting securities. Capital International Private Equity Fund IV, LP is also considered an affiliate since this issuer has the same investment adviser as the fund.
[5]	Cost and market value do not include prior distributions to the fund from income or proceeds realized from securities held by the private equity fund. Therefore, the cost and market value may not be indicative of the private equity fund’s performance. For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund’s interest in the partnerships is reported.
[6]	Excludes an unfunded capital commitment representing an agreement which obligates the fund to meet capital calls in the future. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined.
[7]	Security is currently in default pending restructure.

Key to abbreviations

Securities:

ADR — American Depositary Receipts

BDR — Brazilian Depositary Receipts

CDI — CREST Depository Interest

GDR — Global Depositary Receipts

PALMS — Participating Access Linked Middle Eastern Securities

Currency:

CNY — Chinese renminbi

See Notes to financial statements

Emerging Markets Growth Fund	17

Financial statements

Statement of assets and liabilities
at June 30, 2013	(dollars in thousands, except per-share data)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $8,754,333)	$9,216,407
Affiliated issuers (cost: $220,849)	242,880	$9,459,287
Cash		187
Cash denominated in non-U.S. currency (cost: $3,103)		3,110
Unrealized appreciation on open forward currency contracts		6,148
Receivables for:
Sales of investments	60,035
Sales of fund’s shares	13,413
Dividends and interest	67,752
Non-U.S. taxes	822	142,022
		9,610,754
Liabilities:
Unrealized depreciation on open forward currency contracts		186
Payables for:
Purchases of investments	38,366
Investment advisory services	5,156
Directors’ compensation	2,234
Other accrued expenses	867	46,623
		46,809
Net assets at June 30, 2013:
Equivalent to $7.45 per share on 1,284,123,899 shares of $0.01 par value capital stock outstanding (authorized capital stock – 2,000,000,000 shares)		$9,563,945

Net assets consist of:
Capital paid in on shares of stock		$8,806,882
Undistributed net investment income		2,422
Accumulated net realized gain		264,799
Net unrealized appreciation		489,842
Net assets at June 30, 2013		$9,563,945

See Notes to financial statements

18	Emerging Markets Growth Fund

Statement of operations
for the year ended June 30, 2013	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. withholding tax of $18,902; also includes $5,119 from affiliates)	$253,028
Interest (net of non-U.S. withholding tax of $1; also includes $10 from affiliates)	3,749	$256,777
Fees and expenses:
Investment advisory services	71,287
Custodian	4,446
Registration statement and prospectus	57
Auditing and legal	389
Reports to shareholders	8
Directors’ compensation	1,202
Other	4,772
Total expenses before expense reduction	82,161
Custodian expense reduction	2	82,159
Net investment income		174,618

Net realized gain and unrealized depreciation on investments, forward currency contracts, currency and in-kind redemption:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $151; also includes $23,145 loss from affiliates)	534,829
Forward currency contracts	(22,600)
Currency transactions	(6,122)
In-kind redemption	181	506,288
Net unrealized appreciation (depreciation) on:
Investments	(96,507)
Forward currency contracts	18,381
Currency translations	342	(77,784)
Net realized gain and unrealized depreciation on investments, forward currency contracts, currency and in-kind redemption		428,504

Net increase in net assets resulting from operations		$603,122

Statements of changes in net assets

(dollars in thousands)

	Year ended June 30,
	2013	2012
Operations:
Net investment income	$174,618	$281,768
Net realized gain on investments, forward currency contracts, currency transactions and in-kind redemption	506,288	37,989
Net unrealized depreciation on investments, forward currency contracts and currency translations	(77,784)	(3,851,605)
Net increase (decrease) in net assets resulting from operations	603,122	(3,531,848)

Dividends and distributions paid to shareholders:
Dividends from net investment income	(296,454)	(200,248)
Distributions from net realized gain on investments	(48,486)	(433,871)
Total dividends and distributions paid to shareholders	(344,940)	(634,119)

Capital share transactions:
Proceeds from shares sold: 51,896,923 and 129,703,922 shares, respectively	412,844	1,037,532
Proceeds from shares issued in reinvestment of net investment income dividends and net realized gain distributions: 40,262,470 and 84,938,753 shares, respectively	322,502	617,505
Cost of shares repurchased: 406,674,373 and 305,894,059 shares, respectively	(3,245,702)	(2,464,236)
Cost of shares repurchased in connection with in-kind redemption: 4,412,429 and 0 shares, respectively	(35,255)	—
Net decrease in net assets resulting from capital share transactions	(2,545,611)	(809,199)

Total decrease in net assets	(2,287,429)	(4,975,166)
Net assets:
Beginning of year	11,851,374	16,826,540
End of year (including undistributed net investment income: $2,422 and $147,027, respectively)	$9,563,945	$11,851,374

See Notes to financial statements

Emerging Markets Growth Fund	19

Notes to financial statements

1. Organization

Emerging Markets Growth Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940 as an open-end interval management investment company. As an open-end interval management investment company, the fund offers its shareholders the opportunity to purchase and redeem shares on a periodic basis. The fund seeks long-term growth of capital and invests primarily in common stock and other equity securities of issuers in developing countries.

2. Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Shares issued and redeemed — The fund intends to issue and redeem shares in cash, however, the investment adviser, at its discretion, may accept securities in exchange of fund shares or pay a redemption in whole or in part by a distribution of the fund’s portfolio securities. An issuance or redemption of shares “in-kind” is based upon the closing value of the securities as of the trade date. Realized gains/losses resulting from redemptions of shares in-kind are reflected separately in the Statement of Operations.

3. Valuation

Capital International, Inc., the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of the fund is generally determined as of approximately 4:00 p.m. New York time on the last business day of each week and month except on any day on which the New York Stock Exchange is closed for trading.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in

20	Emerging Markets Growth Fund

the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the fund’s board of directors as further described below. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission (“SEC”) rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the audit committee with supplemental information to support the changes. The fund’s audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Emerging Markets Growth Fund	21

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of June 30, 2013 (dollars in thousands):

	Investment securities
	Level 1[1]	Level 2[2]	Level 3[2]	Total
Assets:
Equity securities:
Asia-Pacific	$5,291,316	$9,242	$23,655	$5,324,213
Latin America	1,172,609	—	—	1,172,609
Eastern Europe and Middle East	715,503	43,862	143,408	902,773
Other markets	1,119,276	7,849	42,929	1,170,054
Miscellaneous	462,134	—	7,887	470,021
Bonds and notes	—	11,952	1,522	13,474
Short-term securities	—	406,143	—	406,143
Total	$8,760,838	$479,048	$219,401	$9,459,287

	Other investments[3]
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$6,148	$—	$6,148
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(186)	—	(186)
Total	$—	$5,962	$—	$5,962

[1]	Investment securities with a market value of $5,992,279,000, which represented 62.65% of the net assets of the fund, transferred from Level 2 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.
[2]	Level 2 and Level 3 include investment securities with an aggregate value of $280,354,000, which represented 2.93% of the net assets of the fund, were fair valued under guidelines adopted by authority of the fund’s board of directors.
[3]	Forward currency contracts are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions during the year ended June 30, 2013 (dollars in thousands):

	Beginning value at 7/1/2012	Gross transfers into Level 3[4]	Purchases	Sales	Net realized gain[5]	Net unrealized depreciation[5]	Gross transfers out of Level 3[4]	Ending value at 6/30/2013
Private equity funds	$187,940	$—	$4,970	$(40,216)	$26,747	$(6,083)	$—	$173,358
Other securities[6]	58,015	54,613	7,837	(23,190)	12,172	(9,661)	(53,743)	46,043
Total	$245,955	$54,613	$12,807	$(63,406)	$38,919	$(15,744)	$(53,743)	$219,401

Net unrealized appreciation during the period on Level 3 investment securities held at June 30, 2013 (dollars in thousands):								$3,546

[4]	Transfers into and out of Level 3 are based on the beginning market value of the quarter in which they occurred.
[5]	Net realized gain and unrealized depreciation are included in the related amounts on investments in the statement of operations.
[6]	Represents less than 1% of portfolio securities as of June 30, 2013.

22	Emerging Markets Growth Fund

The fund owns an interest in multiple private equity funds, which are considered alternative investments and are classified as Level 3 investment securities. The private equity funds are fair valued using the net asset value based on the fund’s financial statements adjusted for known company or market events, updated market pricing for underlying securities, and/or fund transactions (i.e., drawdowns and distributions) and may include other unobservable inputs.

The other unobservable inputs used in the fair value measurements of the reporting entity’s private equity funds are directional adjustments based on relevant market data (such as significant movement of a country-specific exchange-traded fund or index after the financial statement date of the private equity fund). Significant increases (decreases) of these inputs could result in significantly higher (lower) fair value measurements. There were no other adjustments to significant unobservable inputs as of June 30, 2013.

The following table lists the characteristics of the alternative investments held by the fund as of June 30, 2013 (dollars in thousands):

Investment type	Investment strategy	Fair value	Unfunded commitment*	Remaining life†	Redemption terms
Private equity funds	Primarily private sector equity investments (i.e., expansion capital, buyouts) in emerging markets	$173,358	$14,843	≤1 to 5 years	Redemptions are not permitted. These funds distribute proceeds from the liquidation of underlying assets of the funds.

*	Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot readily be determined.
†	Represents the remaining life of the fund term or the estimated period of liquidation.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations outside the United States, may lose value because of political, social, economic or market developments in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the United States. The risks of investing outside the United States may be heightened in connection with investments in developing countries.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Emerging Markets Growth Fund	23

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended June 30, 2013, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2009, by state authorities for tax years before 2008 and by tax authorities outside the U.S. for tax years before 2006.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. When the fund is taxed on either realized and/or unrealized capital gains, the fund will accrue for non-U.S. taxes as applicable. As of June 30, 2013, the fund did not accrue any liabilities for non-U.S. taxes on realized and unrealized gains.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; unrealized appreciation of certain investments in securities outside the U.S; and income on certain investments.

The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. For the year ended June 30, 2013, the tax character of distributions paid to shareholders were ordinary income and long-term capital gain in the amounts of $296,454,000 and $48,486,000, respectively. For the year ended June 30, 2012, the tax character of distributions paid to shareholders were ordinary income and long-term capital gain in the amounts of $200,248,000 and $433,871,000, respectively.

During the year ended June 30, 2013, the fund reclassified $1,191,000 from accumulated net realized gain to undistributed net investment income and $23,960,000 from undistributed net investment income and $59,000 from accumulated net realized gain to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of June 30, 2013, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed ordinary income	$96,303
Undistributed long-term capital gain	347,698

As of June 30, 2013, the tax basis unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Gross unrealized appreciation on investment securities	$1,980,045
Gross unrealized depreciation on investment securities	(1,664,920)
Net unrealized appreciation on investment securities	315,125
Cost of investment securities	9,144,162

24	Emerging Markets Growth Fund

6. Fees and transactions with related parties

Capital International, Inc. (the “Adviser”) is the fund’s investment adviser. American Funds Distributors®, Inc. (“AFD”), the fund’s principal underwriter, is affiliated with the Adviser.

Investment advisory services — The Investment Advisory and Service Agreement with the Adviser provides for monthly management service fees, accrued weekly. The Adviser is wholly owned by Capital Group International, Inc., which is wholly owned by The Capital Group Companies,sm Inc. These fees are based on an annual rate of 0.90% on the first $400 million of the fund’s net assets; 0.80% of assets in excess of $400 million but not exceeding $1 billion; 0.70% of assets in excess of $1 billion but not exceeding $2 billion; 0.65% of assets in excess of $2 billion but not exceeding $4 billion; 0.625% of assets in excess of $4 billion but not exceeding $6 billion; 0.60% of assets in excess of $6 billion but not exceeding $8 billion; 0.58% of assets in excess of $8 billion but not exceeding $11 billion; 0.56% of assets in excess of $11 billion but not exceeding $15 billion; 0.54% of assets in excess of $15 billion but not exceeding $20 billion; and 0.52% of assets in excess of $20 billion.

Distribution services — The fund has a principal underwriting agreement with AFD. AFD does not receive compensation for any sale of the fund’s shares.

Directors’ compensation — Directors who are unaffiliated with the Adviser may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or the American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation shown on the accompanying financial statements includes $1,001,000 in current fees (either paid in cash or deferred) and a net increase of $201,000 in the value of the deferred amounts.

Affiliated officers and directors — Officers and certain directors of the fund are or may be considered to be affiliated with the Adviser. No affiliated officers and directors received any compensation directly from the fund.

7. Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $4,430,569,000 and $6,929,368,000, respectively, during the year ended June 30, 2013.

The fund receives an expense reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended June 30, 2013, the custodian fee of $4,446,000 was reduced by $2,000.

8. Investments in affiliates

If the fund owns more than 5% of the outstanding voting securities of an issuer, the fund’s investment in that issuer represents an investment in an affiliate as defined in the Investment Company Act of 1940. In addition, Capital International Private Equity Fund IV, LP is considered an affiliate since this issuer has the same investment adviser as the fund. A summary of the fund’s transactions in the securities of affiliated issuers during the year ended June 30, 2013, is as follows (dollars in thousands):

					Dividend
	Beginning	Purchases/	Sales/	Ending	and interest
Issuer	shares	Additions	Reductions	shares	income	Value
Affiliated issuers:
Daum Communications Corp.	353,979	449,194	—	803,173	$801	$55,488
StemLife	8,331,900	4,165,950	—	12,497,850	40	1,147
VA Tech Wabag	1,584,552	—	—	1,584,552	171	12,344

Affiliated private equity funds/private placements:
Baring Vostok Private Equity Fund*	11,783,118	—	—	11,783,118	607	38,784
Baring Vostok Private Equity Fund III*	22,698,434	427,627	—	23,126,061	—	41,582
Baring Vostok Capital Partners IV*	46,666,447	3,936,930	—	50,603,377	—	60,948
Capital International Private Equity Fund IV*	50,131,312	320,629	—	50,451,941	2,979	20,322
International Hospital	1,232,227	—	—	1,232,227	—	2,637
Pan-African Investment Partners II	3,800	—	—	3,800	—	9,628

Emerging Markets Growth Fund	25

Issuer	Beginning shares	Purchases/ Additions	Sales/ Reductions	Ending shares	Dividend and interest income	Value
Unaffiliated issuers†:
Compeq Manufacturing	73,599,000	—	73,599,000	—	$—	$—
Capital International Global Emerging Markets Private Equity Fund*	55,999,402	—	55,999,402	—	10	—
Jain Irrigation Systems Ltd.	21,176,552	—	4,389,318	16,787,234	403	—
New Asia East Investment Fund	4,089,609	—	4,089,609	—	—	—
Shanda Games	3,943,800	—	3,943,800	—	79	—
South African Private Equity Fund III*	27,594,065	—	27,594,065	—	39	—
					$5,129	$242,880

*	For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund’s interest in the partnerships is reported.
†	Affiliated during the period but no longer affiliated at June 30, 2013.

9. Forward currency contracts

The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

As of June 30, 2013, the fund had open forward currency contracts to sell currencies, as shown in the following table. The open forward currency contracts shown are generally indicative of the volume of activity during the year (as a percentage of the fund’s total net assets).

		Contract amount (000)		U.S. valuation (000)
	Counterparty	Non-U.S.	U.S.	Amount	Unrealized appreciation/ (depreciation)
Sales:
Brazilian real to U.S. dollar expiring 8/2/2013	Bank of America	BRL54,384	$24,451	$24,198	$253
British pound to U.S. dollar expiring 7/15–7/22/2013	Bank of New York Mellon	GBP115,095	178,624	175,036	3,588
Canadian dollar to U.S. dollar expiring 7/22/2013	Bank of America	CAD22,689	22,234	21,563	671
Euro to U.S. dollar expiring 7/8–7/22/2013	Bank of New York Mellon	EUR31,633	41,821	41,178	643
Israeli shekel to U.S. dollar expiring 7/10/2013	UBS AG	ILS219,245	60,303	60,262	41
South Korean won to U.S. dollar expiring 7/15/2013	Citibank N.A.	KRW32,199,672	28,469	28,175	294
Mexican peso to U.S. dollar expiring 8/2/2013	Bank of America	MXN478,192	36,614	36,800	(186)
Polish zloty to U.S. dollar expiring 7/18/2013	Credit Suisse First Boston	PLN48,161	15,138	14,480	658

Forward currency contracts — net					$5,962

26	Emerging Markets Growth Fund

Financial highlights

	Year ended June 30
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$7.39	$9.93	$8.13	$6.72	$12.95
Income (loss) from investment operations*:
Net investment income	.12	.17	.16	.15	.18
Net realized and unrealized gain (loss) on investments	.19	(2.33)	1.81	1.39	(4.09)
Total income (loss) from investment operations	.31	(2.16)	1.97	1.54	(3.91)

Less dividends and distributions:
Dividends from net investment income	(.21)	(.12)	(.17)	(.13)	(.23)
Distributions from net realized gains	(.04)	(.26)	—	—	(2.09)
Total dividends and distributions	(.25)	(.38)	(.17)	(.13)	(2.32)
Net asset value, end of year	$7.45	$7.39	$9.93	$8.13	$6.72
Total return	3.95%	(21.69)%	24.29%	22.83%	(23.08)%

Ratios/Supplemental data:
Net assets, end of year (in millions)	$9,564	$11,851	$16,827	$12,878	$10,830
Ratio of expenses to average net assets	.73%	.68%	.68%	.71%	.71%
Ratio of net investment income to average net assets	1.55%	2.02%	1.65%	1.86%	2.49%
Portfolio turnover rate	40.99%	39.30%	40.66%	49.38%	67.91%

*	The per-share data is based on average shares outstanding.

Emerging Markets Growth Fund	27

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Emerging Markets Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Markets Growth Fund, Inc. (the “Fund”) at June 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California
August 21, 2013

28	Emerging Markets Growth Fund

Expense example	unaudited

As a shareholder of the fund, you incur ongoing costs, including investment advisory services fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (January 1, 2013 through June 30, 2013).

Actual expenses:

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning account value 1/1/2013	Ending account value 6/30/2013	Expenses paid during period*	Annualized expense ratio
Actual return	$1,000.00	$914.11	$3.46	.73%
Hypothetical 5% return before expenses	1,000.00	1,021.17	3.66	.73

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the six-month period).

Emerging Markets Growth Fund	29

Approval of Investment Advisory and Service Agreement

The fund’s board of directors has approved the renewal of the fund’s Investment Advisory and Service Agreement (the agreement) with Capital International, Inc. (the “Adviser”) for an additional one-year term through June 20, 2014, following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent directors. The information, material factors and the conclusions that formed the basis for the committee’s recommendation and the board’s subsequent approval are described at right.

1. Information received

Materials reviewed

During the course of each year, the independent directors receive a wide variety of materials relating to the services provided by the Adviser, including reports on the fund’s investment results, portfolio composition, sales and redemptions, reports from the fund’s Chief Compliance Officer, as well as other information relating to the nature, extent and quality of the services provided by the Adviser to the fund. In addition, supplementary information requested and reviewed by the committee included extensive materials regarding the fund’s investment results, advisory fee and expense comparisons, financial and consolidated profitability information regarding parent companies of the Adviser, descriptions of compliance monitoring services and portfolio trading practices, and information about the personnel providing investment management and administrative services to the fund.

Review process

The committee received assistance and advice regarding legal and industry standards from independent legal counsel to the independent directors. The committee discussed the renewal of the agreement with Adviser representatives and in a private session with independent counsel at which no Adviser representatives were present. In deciding to recommend renewal, the committee did not identify any specific piece of information or any single factor that was controlling. This summary describes the most important factors, but not all of the matters considered.

2. Nature, extent and quality of services

The Adviser, its personnel and its resources

The board and the committee considered the depth and quality of the Adviser’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; and the low turnover rates of its key personnel. The board and the committee considered the Adviser’s commitment to research and its multiple portfolio manager system, noting that the Adviser continues to expend considerable effort to enhance its investment process and research coverage.

Other services

The board and the committee considered that the Adviser has adopted policies, procedures and systems designed to comply with applicable laws and regulations and the Adviser’s commitment to compliance; its efforts to keep the directors informed through regular reporting to the board; and its attention to matters that may involve conflicts of interest with the fund. The board and the committee also considered the nature, extent, quality and cost of administrative and shareholder services provided by the Adviser to the fund under the agreement and other agreements, including information technology, legal and fund accounting functions. The board and the committee concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the fund under the agreement.

30	Emerging Markets Growth Fund

3. Investment results

The board and the committee reviewed the investment results of the fund as of December 31, 2012, and compared them to those of the fund’s benchmark, as well as to those of a selected group of funds with a similar investment mandate. The board and the committee reviewed the fund’s short-term and long-term investment results both in absolute terms and relative to its benchmark and the selected funds. The directors noted that although the fund had recently underperformed its benchmark, the fund’s long-term results have generally exceeded its benchmark. The directors also noted that although the fund’s recent returns had lagged the performance of the selected funds, the fund’s long-term performance was generally in line with, and in some cases exceeded, the long-term performance of the selected funds. The directors also considered management’s assessment of the fund’s recent performance. The board and the committee concluded that although recent results have lagged, long-term results have generally been satisfactory, and the board and the committee remain confident in the Adviser’s ability to achieve superior long-term results over time.

4. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expenses of the fund (as a percentage of average net assets) with the fees and expenses of comparable investment companies managed by the Adviser and of other comparable third-party funds, as well as emerging market equity investment management fees charged to separate accounts advised by the Adviser and other managers. This information allowed the board and the committee to compare the fund’s advisory fees with advisory fees charged to both retail and institutional investors in emerging market equity mandates. The board and the committee also discussed information obtained from third-party sources regarding advisory rates for emerging market equity mandates. The board and the committee considered these materials, as well as their personal knowledge of advisory fee rates charged by other emerging market equity funds. The board and the committee concluded that the fees charged under the agreement are significantly lower than fees charged by comparable retail mutual funds with emerging market equity mandates and are reasonable when compared with the fees institutional investors are typically charged in emerging market equity mandates.

Emerging Markets Growth Fund	31

5. Adviser costs, level of profits and economies of scale

The board and the committee reviewed information regarding the Adviser’s costs of providing services to the fund and its other institutional clients, and also reviewed the economics of the relationship between the Adviser and the fund and any resulting level of profits to the Adviser. The board and the committee noted operational restructuring efforts undertaken by the Adviser designed to reduce its expenses and improve its effectiveness and efficiency. The board and the committee considered the current and historic financial stability of the Adviser’s parent company. The board and the committee also considered that pursuant to the fee schedule charged under the agreement, fees decline as the fund’s assets increase, reflecting economies of scale in the cost of operations that are shared with investors. The board and the committee also noted that long-term economies of scale are reflected in the fund’s expense ratio, which has historically decreased as assets under management have grown, and vice versa. The board also considered the Adviser’s reinvestment in its business over time and the Adviser’s portfolio manager compensation practices. The board and the committee concluded that the Adviser’s profitability from its relationship with the fund over the long term was reasonable, and that the fund’s fee and expense levels reflect economies of scale that benefit investors.

6. Ancillary benefits

The board and the committee considered the benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the fund and possible ancillary benefits received by the fund in connection with the activities of the Adviser or its affiliates, which are not directly related to the fund. The board and the committee also reviewed the Adviser’s portfolio trading practices, noting that while the Adviser receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, the Adviser has represented to the Board that it has not committed to direct any specific dollar amounts of brokerage to these broker-dealers in exchange for such research, and does not give preference to broker-dealers that have sold shares of investment companies advised by it or its affiliates.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the board and the committee concluded that the agreement should be continued for another one-year period.

32	Emerging Markets Growth Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended June 30, 2013:

Foreign taxes	$0.02 per share
Foreign source income	$0.22 per share
Qualified dividend income	$143,543,000

Individual shareholders should refer to their Form 1099-DIV or other tax information, which will be mailed in January 2014, to determine the calendar year amounts to be included on their 2013 tax returns. Shareholders should consult their tax advisors.

Emerging Markets Growth Fund	33

Board of directors and other officers

“Independent” directors1

Name, age and position with fund	Year first elected a director of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex[3] overseen by director	Other directorships[4] held by director
Paul N. Eckley, 58	2005	Senior Vice President, Investments, State Farm Insurance Companies	1	None
Beverly L. Hamilton, 66 Chairman of the Board (Independent and Non-Executive)	1991	Retired President, ARCO Investment Management Company	1	Oppenheimer Funds (director for 38 portfolios in the fund complex)
Raymond Kanner, 60	1997	Managing Director and Chief Investment Officer, IBM Retirement Funds	1	None
L. Erik Lundberg, 53	2005	Chief Investment Officer, University of Michigan	1	None
Helmut Mader, 71 Vice Chairman of the Board (Independent and Non-Executive)	1986	Managing Director, Mader Capital Resources GmbH	1	None
William B. Robinson, 75	1986	Director, Reckson Asset Management Australia Limited	1	None
Aje K. Saigal, 57	2000	Chief Investment Officer and Chief Executive Officer, Nuvest Capital Pte Ltd; former Director of Economics & Investment Strategy, Government of Singapore Investment Corporation Pte Ltd	1	None
David H. Zellner, 58	2010	Chief Investment Officer, General Board of Pension and Health Benefits of The United Methodist Church	1	None

Gary Bruebaker, a director of the fund since 2011, has retired from the board as of August 8, 2013. Walter G. Borst, a director of the fund since 2010, has retired from the board as of July 19, 2013. John P. Rohal, a director of the fund since 2011, has retired from the board as of December 31, 2012. The directors thank Mr. Bruebaker, Mr. Borst and Mr. Rohal for their dedication and service to the fund.

“Interested” directors5

Name, age and position with fund	Year first elected a director or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities of the fund	Number of portfolios in fund complex[3] overseen by director	Other directorships[4] held by director
Victor D. Kohn, 55 President and Chief Executive Officer	1996	President and Director, Capital International, Inc.; Senior Vice President — Capital International Investors, Capital International, Inc.; Director, The Capital Group Companies, Inc.;[6] Senior Vice President — Capital International Investors, Capital Bank and Trust Company[6]	1	None
Luis Freitas de Oliveira, 46	2011	Chairman of the Board, Capital International Sàrl;[6] Director, The Capital Group Companies, Inc.;[6] Senior Vice President — Capital International Investors, Capital Guardian Trust Company;[6] Senior Vice President — Capital International Investors, Capital International Research, Inc.;[6] Senior Vice President — Capital International Investors, Capital Bank and Trust Company;[6] former Director, Capital International, Inc.	1	None
Shaw B. Wagener, 54	1997	Chairman of the Board, Capital International, Inc.; Senior Vice President — Capital International Investors, Capital International, Inc.; Senior Vice President — Capital International Investors, Capital Guardian Trust Company;[6] Chairman of the Board, Capital Group International, Inc.;[6] Director, The Capital Group Companies, Inc.[6]	1	None

Chairman emeritus

Walter P. Stern, 84		Vice Chairman of the Board, Capital International, Inc.

34	Emerging Markets Growth Fund

Other officers

Name, age and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities of the fund
Walter R. Burkley, 47 Vice President	2011	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company[6]

Michael A. Felix, 52 Vice President	1993	Senior Vice President, Treasurer and Director, Capital International, Inc.; Senior Vice President, Treasurer and Director, Capital Guardian Trust Company;[6] Senior Vice President and Treasurer, Capital Guardian (Canada), Inc.;[6] Principal Financial Officer, Capital Group International, Inc.;[6] Director, Capital Group Research, Inc.[6]

Peter C. Kelly, 54 Vice President	1996	Senior Vice President, Senior Counsel, Secretary and Director, Capital International, Inc.; Senior Vice President, Senior Counsel and Director, Capital Guardian Trust Company;[6] Secretary, Capital Group International, Inc.[6]

Abbe G. Shapiro, 53 Vice President	1997	Vice President, Capital International, Inc.; Vice President, Capital Guardian Trust Company;[6] Vice President — Institutional Investment Services Division, The Capital Group Companies, Inc.[6]

F. Chapman Taylor, 54 Vice President	2011	Vice President and former Director, Capital International, Inc.; Senior Vice President — CII Division, former Research Director — Emerging Markets, and former Director, Capital International Research, Inc.[6]

Lisa B. Thompson, 47 Vice President	2000	Senior Vice President — Capital International Investors, Capital Guardian Trust Company;[6] Director, Capital Strategy Research, Inc.;[6] Director, The Capital Group Companies, Inc.[6]

Laurie D. Neat, 42 Secretary	2005	Assistant Vice President, Capital International, Inc.; Assistant Vice President, Capital Guardian Trust Company;[6] Assistant Vice President and Trust Officer, Capital Bank and Trust Company[6]

Bryan K. Nielsen, 40 Treasurer	2006	Vice President, Capital International, Inc.; Vice President, Capital Guardian Trust Company[6]

Dawn J. Duffy, 41 Assistant Treasurer	2011	Assistant Vice President, Capital International, Inc.; Assistant Vice President, Capital Bank and Trust Company[6]

The fund’s statement of additional information (SAI) includes further details about fund directors. The address for all directors and officers of the fund is 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025, Attention: Secretary.

The fund’s SAI, Proxy Voting Policy and Procedures, and proxy voting record for the 12 months ended June 30 are available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov or upon request by calling (800) 421-4989.

The fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website or upon request by calling (800) 421-4989. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

[1]	The term “independent” director refers to a director who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Directors and officers of the fund serve until their resignation, removal or retirement.
[3]	Capital International, Inc. serves as investment adviser for the fund and does not act as investment adviser for other U.S. registered investment companies.
[4]	This includes all directorships (other than those in the fund) that are held by each director as a director of a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934 or a company registered as an investment company under the 1940 Act.
[5]	“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital International, Inc., or its affiliated entities.
[6]	Company affiliated with Capital International, Inc.

Emerging Markets Growth Fund	35

Offices of the fund and of the investment adviser

Capital International, Inc.
11100 Santa Monica Boulevard, 15th Floor
Los Angeles, CA 90025-3302

333 South Hope Street
Los Angeles, CA 90071-1406

400 South Hope Street
Los Angeles, CA 90071-2801

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

JPMorgan Investor Services Co.
One Beacon Street
Boston, MA 02108

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Dechert LLP
1900 K Street, N. W.
Washington, D.C. 20006-2009

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

This report is for the information of shareholders of Emerging Markets Growth Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is in the prospectus, which can be obtained from Capital International by calling (800) 421-4989 and should be read carefully before investing.

Lit. No. MFGEARX-015-0813P (NLS) Litho in USA TAG/AFD/6391-S37342
© 2013 Emerging Markets Growth Fund, Inc.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4989 or by writing to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s Board has determined that each member of the Registrant’s Audit Committee, William B. Robinson and David H. Zellner, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase each designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board, nor will it reduce the responsibility of any non-designated Audit Committee members. The Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Fees billed by the Registrant’s auditors for each of the last two fiscal years, including fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant, and a description of the nature of the services comprising the fees, are listed below:

Registrant:

a)	Audit Fees:

2012 $126,800

2013 $130,900

b)	Audit- Related Fees:

2012 none

2013 none

c)	Tax Fees:

2012 $62,000

2013 $76,800

The tax fees for 2012 and 2013 consist of professional services relating to: preparing the Registrant’s federal and state income tax returns (2012: $12,000, 2013: $12,700); preparing the local tax return and routine tax compliance services in India (2012: $35,000, 2013: $38,300); other tax services in India (2012: $15,000, 2013: $19,500); and other tax services in the U.S. (2012: none, 2013: $6,300).

d)	All Other Fees:

2012 none

2013 none

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not applicable

b) Audit- Related Fees:

2012 $5,000

2013 none

The audit-related fees for 2012 consist of professional services relating to a service-provider conversion.

c) Tax Fees:

2012 none

2013 none

d) All Other Fees:

2012 none

2013 none

The Registrant’s Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors’ independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant, were $76,800 for fiscal year 2013 and $67,000 for fiscal year 2012. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The Schedule of Investments is included in the Annual Report to Shareholders.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a Committee on Directors comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The Committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates independent director candidates to the full Board. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Committee, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMERGING MARKETS GROWTH FUND, INC.

By /s/ Victor D. Kohn
Victor D. Kohn, President and Chief Executive Officer

Date: August 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Victor D. Kohn
Victor D. Kohn, President and Chief Executive Officer

Date: August 29, 2013

By /s/ Bryan K. Nielsen
Bryan K. Nielsen, Treasurer

Date: August 29, 2013